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                                                                   Exhibit 10.41
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                           ELECTRIC FUEL CORPORATION


                        COMMON STOCK PURCHASE AGREEMENT


March 15, 2000


To: Koor Industries Limited

Ladies and Gentlemen:

     Electric Fuel Corporation, a Delaware corporation (the "Company"), proposes to sell (the "Offering") to Koor Industries Ltd. (the "Purchaser") 613,139 shares (the "Shares") of EFC Common Stock at a purchase price per share of $17.125, for an aggregate investment amount of $10,500,000 (the "Purchase Price"). In connection with and in consideration for the sale and purchase of the Shares, the Company and the Purchaser agree to abide by the mutual covenants contained herein.


     1.   Sale and Purchase of the Shares.  On the basis of the representations,
          -------------------------------
warranties and agreements contained in, and subject to the terms and conditions of this Share Purchase Agreement (the "Agreement"), the Company agrees to sell to the Purchaser, and the Purchaser agree to purchase from the Company, the Shares. The purchase price per share shall be $17.125.


     In the event that within the 90 days immediately following the Closing hereunder (the "Investment Adjustment Period"), the Company issues shares of its Common Stock or securities convertible into its Common Stock at a price per share below $17.125, other than to its employees and consultants under its Stock option Plan (the "Investment Adjustment Price"), then it shall issue to the Purchaser, for no additional consideration, either (a) additional shares of the Company Common Stock such that the total number of shares of the Company Common Stock issued in consideration for the Purchase Price multiplied by the Investment Adjustment Price shall equal the Purchase Price, or, at the Purchaser's discretion, (b) warrants to purchase two times the number of shares of the Company Common Stock that the Company would be obligated to issue pursuant to the preceding clause (a) (the "Investment Adjustment Warrants"). The Investment Adjustment Warrants shall have an exercise price per share equal to the Investment Adjustment Price. The Investment Adjustment Warrants will be exercisable immediately upon issuance and shall expire if unexercised on the first anniversary of the conclusion of the Investment Adjustment Period.


     2.   Delivery and Payment. On the Closing Date, the Purchaser will pay to
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the Company the Purchase Price and the Company shall deliver the Shares to the
Purchaser. Payment of the Purchase Price shall be made by wire transfer in immediately available funds in U.S. dollars to account number ________ in the name of __________, at _________, provided, however, that the Purchaser may, at
                                   --------  -------
their option wire New Israeli Shekels in lieu of U.S. dollars at the Bank HaPoalim U.S. dollar cash sell rate (i.e. the rate at which the bank sells to buyers) as of the Closing of the Offering. The Closing of the Offering shall take place at the offices of Meitar, Liquornik, Geva & Co.
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                                     - 2 -

concurrently with the Closing of the transactions under the Share and Assets Purchase Agreement among the Company, the Purchaser, Tadiran Batteries Ltd. and Tadiran Electric Industries Corporation dated March 15, 2000 (the "Tadiran Agreement"). The day on which the Closing takes place shall be referred to herein as the "Closing Date."

     3.   Offering of Shares.  The Shares will be offered and sold to the
          ------------------
Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption therefrom provided by
Section 4(2) of the Securities Act.


     4.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Purchaser as follows:


          (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware. The Company's wholly-owned Israeli subsidiary, Electric Fuel (E.F.L.) Limited ("EFL"), is duly incorporated and is validly existing. Each of the Company and EFL is qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify, individually or in the aggregate, would not have a material adverse effect on the assets or properties, business, results of operations or financial condition, taken as a whole, of the Company and EFL.

          (b) All necessary corporate action has been duly and validly taken to authorize the execution, delivery and performance of this Agreement by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.
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          (c)  Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any material lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company, or violate any provision of the charter or by-laws of the Company or EFL, except for such consents or waivers that have already been obtained and are in full force and effect, or such consents or waivers the failure to so obtain would not individually or in the aggregate, have a material adverse effect upon the assets or properties, business, results of operations or financial condition, taken as a whole, of the Company and EFL.


          (d) The Company's Annual Reports on Form 10-K for the fiscal year ended December 31, 1998 and December 31, 1999, the Company's Form 10-Qs for the fiscal periods ended March 31, 1999, June 30, 1999 and September 30, 1999 and all documents filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (such documents are hereinafter referred to as the "Exchange Act Documents") were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Subsequent to the respective dates as of which information was given in the Exchange Act Documents, except as described therein, there has not been any material adverse change in the Company's operations, and, to the Company's knowledge, no event has occurred which with notice or lapse of time or both, that would constitute such a material adverse change, in the assets or properties, business, results of operations or financial condition of the Company taken as a whole.

          (e) Other than as previously disclosed to the Purchaser, there are no claims for brokerage commissions or finder's fees on similar compensation in connection with the transactions by this Agreement based on any arrangement or agreement made by or on behalf of the Company other than as previously disclosed to the Purchaser, and the Company agrees to indemnify and hold the Purchaser harmless against any damages incurred as a result of any such claims.


     5.   Representations and Warranties of the Purchaser.  The Purchaser
          -----------------------------------------------
represents and warrants to Company that:


          (a) It has full power and authority to execute, deliver and perform this Agreement. This Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.
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          (b)  The Shares, to be received by the Purchaser will be acquired for investment for the Purchaser's own account, and not with a view to the distribution of any part thereof. Other then in context of "Hedging" transactions, the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Shares.


          (c) The Purchaser understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. In the absence of an effective registration statement covering the Shares, the Purchaser will sell, transfer, or otherwise dispose of the Shares only in a manner consistent with its representations and agreements set forth herein.


          (d) The Purchaser understands that until the Shares are registered under the Securities Act, the certificates evidencing the Shares may bear substantially the following legends:

               (i) "THE SECURITIES EVIDENCED HEREBY WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND APPLICABLE STATE LAW, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM (IN EACH CASE BASED UPON DOCUMENTATION SATISFACTORY TO THE COMPANY, INCLUDING AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE LAWS IS NOT REQUIRED) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT."

               (ii) Any legend required by any applicable law.

          (e) The Purchaser is an "accredited investor" as such term is defined in Rule 501(a)(1) promulgated pursuant to the Securities Act.

          (f) The Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time.

          (g) The Purchaser has such knowledge and experience in financial and business matters and in making high risk investments of this type and is capable of evaluating the merits and risks of the purchase of the Shares.
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     (h)  There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Purchaser, and the Purchaser agrees to indemnify and hold the Company harmless against any damages incurred as a result of any such claims.


               (i) The Purchaser acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations and agreements are no longer accurate, it shall promptly notify the Company, and the Company acknowledges that the representations and the agreements of the Purchaser herein are without prejudice to the representations and warranties of the Company contained in Section 4 above.


     6.   Conditions of the Purchaser's Obligations.  The obligation of the
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Purchaser to purchase the Shares is subject to each of the following terms and conditions:


     (a) The representations and warranties of the Company contained in this Agreement shall be true and correct when made and on and as of the Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.


     (b)  the Closing of the Tadiran Agreement.

7.   Conditions of the Company's Obligations.  The obligation of the Company to
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sell the Shares is subject to each of the following terms and conditions:


(a) The representations and warranties of the Purchaser contained in this Agreement shall be true and correct when made and on and as of the Closing Date as if made on such date and the Purchaser shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.


(b)  the Closing of the Tadiran Agreement.

     8.   Registration Rights.  The Purchaser shall have registration rights
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with respect to the Shares as detailed in the Registration Right Agreement which is attached as a schedule of the Tadiran Agreement.

     9.   Covenant of the Company.  The Company covenants and agrees as follows:
          -----------------------

     The Company shall use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Purchase Price.

     10.  Covenants of the Purchaser.  The Purchaser covenants and agrees as
          --------------------------
follows:

          (a) The Purchaser shall use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Shares.
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                                     - 4 -

     (b) The Purchaser agrees that from the date hereof until the fifth anniversary of the Closing Date, it will not, and will not permit any of its Affiliates, as defined in the Securities Act, to directly or indirectly or in conjunction with or through any Associate (as defined in Rule 12b-2 of the Exchange Act), (i) solicit proxies with respect to any capital stock or other voting securities of the Company under any circumstances, or become a "participant" in any "election contest" relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act) or (ii) make an offer for the acquisition of substantially all of the assets or capital stock of the Company or induce or assist any other person to make such an offer or (iii) form or join any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any capital stock or other voting securities of the Company for the purpose of accomplishing the actions referred to in clauses (i) and (ii). The covenant contained in this section 10(b) shall expire in relation to the Purchaser upon the sale by the Purchaser of the Shares issued to it hereunder.


          11.  Miscellaneous.  This Agreement has been and is made for the
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benefit of the Purchaser and the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from the Purchaser merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Purchaser to Koor Industries Limited, Beit Platinum, Ha'arbaah Street, Tel Aviv, attention: Yosef Ben Shalom, with a copy to Alan Sacks, Herzog, Fox and Neeman, 4 Weismann Street, Tel Aviv and (b) if to the Company, to Yehuda Harats, Electric Fuel Ltd., Western Industrial Zone, P.O. Box 641, Bet Shemesh 99000, Israel, with a copy to Dan Geva or Raanan Lerner, Adv., Meitar, Liquornik, Geva & Co., 16 Abba Hillel Silver Road, Ramat Gan 52506, Israel.

          This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, without regard to any conflicts or choice of law principles which would cause the application of the internal laws of any jurisdiction other than the State of Israel.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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     Please confirm that the foregoing correctly sets forth the agreement among
us.

                                        Very truly yours,

                                        ELECTRIC FUEL CORPORATION


                                        By /s/
                                           -------------------------------
                                           Title:



Agreed and accepted:


KOOR INDUSTRIES LTD.


/s/                          .
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